SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2001
                     ---------------------------------------

                               MIRANT CORPORATION
             (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------

 Delaware                          001-16107               58-2056305
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File    (IRS Employer Identification
     of incorporation)              Number)                      No.)


1155 Perimeter Center West Suite 100, Atlanta, Georgia                 30338
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   (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code             (678) 579-5000
                                                  ------------------------------


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.         Other
          On October 28, 2001 Mirant Corporation, issued a press release reporting its financial results for the three and nine months ended September 30, 2001. Attached in Item 7 is the financial information for the three and nine months ended September 30, 2001 included in that release.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

             (c) Exhibits

        99.1 Financial information for the three and nine months ended September 30, 2001, dated October 28, 2001

                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:     October 29, 2001                     MIRANT CORPORATION




                  `                            By /s/ James A. Ward
                                               ---------------------------------
                                                  James A. Ward
                                                  Senior Vice President, Finance
                                                  And Accounting
                                                 (Principal Accounting Officer)

                                                                   EXHIBIT 99.1

                          MIRANT CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

                                                For the Three Months  For the Nine Months
                                                Ended September 30,   Ended September 30,
                                                    2001     2000      2001     2000
                                                ---------- --------  --------- --------
                                                    (in millions)       (in millions)

Operating Revenues                                 $8,185   $4,198    $24,295   $5,357

Operating Expenses:
Cost of fuel, electricity and other products        7,303    3,569     21,811    3,965
Maintenance                                            32       36        103      104
Depreciation and amortization                         100       89        284      244
Selling, general and administrative                   209      209        748      323
Impairment Loss                                         3        5         96       19
Other                                                  81       73        265      175
                                                ---------- --------  --------- --------
Total operating expenses                            7,728    3,981     23,307    4,830
                                                ---------- --------  --------- --------
Operating Income                                      457      217        988      527
Other Income (Expense):
Interest income                                        27       42        111      123
Interest expense                                     (142)    (162)      (428)    (461)
Equity in income of affiliates                         38       69        164      132
Other, net                                              9       27         30       66
                                                ---------- --------  --------- --------
Total other income (expense)                          (68)     (24)      (123)    (140)
                                                ---------- --------  --------- --------
Income From Continuing Operations Before
  Income Taxes and Minority Interest                  389      193        865      387
Provision (Benefit) for Income Taxes                  137       85        284       55
Minority Interest                                      18       17         48       60
                                                ---------- --------  --------- --------
Income From Continuing Operations                     234       91        533      272
Income from Discontinued Operations After
  Income Taxes and Minority Interest                    -        7          5       20
                                                ---------- --------  --------- --------
Net Income                                         $  234   $   98     $  538   $  292
                                                ========== ========  ========= ========

Notes:
(1) Certain prior-year data has been reclassified to conform with the current-year presentation.
(2) Basic Earnings Per Share from Continuing Operations for the nine months ended September 30, 2001 and 2000 were $1.57 and $1.00, respectively, based on the weighted average of 340,385,222 and 272,000,000 shares of common stock outstanding.
(3) Diluted Earnings Per Share from Continuing Operations for the nine months ended September 30, 2001 was $1.53. Pro Forma Diluted Earnings Per Share from Continuing Operations for the nine months ended September 30, 2000 was $0.79.

                             MIRANT CORPORATION AND SUBSIDIARIES
                    EARNINGS AND PRO FORMA EARNINGS PER SHARE (UNAUDITED)



                                                           For the Three Months            For the Nine Months
                                                           Ended September 30,             Ended September 30,
                                                         2001      2000   % Change     2001       2000  % Change
                                                       --------- -------- -------- ---------- --------- ---------
Consolidated Earnings (in millions)
As Reported                                               $ 234     $  98   139%     $  538      $ 292      84%
As Reported from Continuing Operations                      234        91   157%        533        272      96%
Adjustments (page 7)                                          -        28    NM          57         28      NM
                                                       --------- ---------         --------------------
From Operations                                           $ 234     $ 119    97%     $  590      $ 300      97%
                                                       ========= =========         ====================

Contributions to Income from Operations by Group
Asia-Pacific                                              $  53     $  33    61%     $  149      $ 180     -17%
Europe                                                       12        19   -37%         60         62      -3%
Americas                                                    222       113    96%        552        141     291%
Corporate                                                   (53)      (46)   15%       (171)       (83)    106%
                                                       --------- ---------         --------------------
From  Operations                                          $ 234     $ 119    97%     $  590      $ 300      97%
                                                       ========= =========         ====================

Diluted Earnings Per Share (Pro Forma for 2000):
------------------------------------------------
Average number of shares of common stock
  outstanding (in millions)                               355.7     352.6             355.1      352.6
Additions to Income for Pro Forma Diluted
  Earnings Per Share (in million)                        $    4    $    5            $   11     $    6

Consolidated Earnings Per Share
As Reported                                              $ 0.67    $ 0.29   131%     $ 1.55     $ 0.85      82%
As Reported from Continuing Operations                     0.67      0.27   148%       1.53       0.79      94%
Adjustments (page 7)                                          -      0.08    NM        0.16       0.08      NM
                                                       --------- ---------         --------- ----------
From Operations                                          $ 0.67    $ 0.35    91%     $ 1.69     $ 0.87      94%
                                                       ========= =========         ========= ==========

Contributions to Diluted Earnings Per Share by Group
Asia-Pacific                                             $ 0.15    $ 0.09    67%     $ 0.42     $ 0.51     -18%
Europe                                                     0.03      0.05   -40%       0.17       0.18      -6%
Americas                                                   0.62      0.32    94%       1.55       0.40     288%
Corporate                                                 (0.13)    (0.11)   18%      (0.45)     (0.22)    105%
                                                       --------- ---------         --------- ----------
From  Operations                                         $ 0.67    $ 0.35    91%     $ 1.69     $ 0.87      94%
                                                       ========= =========         ========= ==========

Basic Earnings Per Share (Pro Forma for 2000):
----------------------------------------------
Average number of shares of common stock
   outstanding (in millions)                              340.4     338.7             339.7      338.7

Consolidated Earnings
As Reported                                              $ 0.69    $ 0.29   138%     $ 1.58     $ 0.86      84%
As Reported from Continuing Operations                     0.69      0.27   156%       1.57       0.80      96%
Adjustments (page 7)                                          -      0.08    NM        0.17       0.08      NM
                                                       --------- ---------         --------- ----------
From Operations                                          $ 0.69    $ 0.35    97%     $ 1.74     $ 0.88      98%
                                                       ========= =========         ========= ==========

NM = Not Meaningful

                              MIRANT CORPORATION AND SUBSIDIARIES
                           EARNINGS AND PRO FORMA EARNINGS PER SHARE
                          AS REPORTED AND FROM OPERATIONS (UNAUDITED)


2001                                                                Quarter 1   Quarter 2   Quarter 3   Quarter 4      Year
-----
                                                                    ----------- ----------- ----------- ----------- ------------
Consolidated Earnings (in millions)
As Reported                                                              $ 180       $ 124       $ 234         $ -        $ 538
As Reported from Continuing Operations                                     175         124         234           -          533
Adjustments for: Write-off of Chilean Investment                                        57           -                       57
                                                                    ----------- ----------- ----------- ----------- ------------
From Operations                                                          $ 175       $ 181       $ 234         $ -        $ 590
                                                                    =========== =========== =========== =========== ============

2000
-----
Consolidated Earnings (in millions)
As Reported                                                              $ 101        $ 93        $ 98        $ 67        $ 359
As Reported from Continuing Operations                                      95          86          91          60          332
Adjustment for Costs Related to Transitioning to a Public Company            -           -          28           6           34
                                                                    ----------- ----------- ----------- ----------- ------------
From Operations                                                           $ 95        $ 86       $ 119        $ 66        $ 366
                                                                    =========== =========== =========== =========== ============

Diluted Earnings Per Share (Pro Forma for 2000):
2001
-----
Number of shares of common stock outstanding (in millions)               354.1       356.8       355.7                    355.1
Additions to Income for Diluted Earnings Per Share (in millions)        $    4      $    3      $    4         $ -       $   11
Diluted Earnings Per Share
As Reported                                                             $ 0.52      $ 0.36      $ 0.67         $ -       $ 1.55
As Reported from Continuing Operations                                  $ 0.51      $ 0.36      $ 0.67         $ -       $ 1.53
Adjustments for: Write-off of Chilean Investment                        $    -      $ 0.16      $    -         $ -       $ 0.16
From Operations                                                         $ 0.51      $ 0.52      $ 0.67         $ -       $ 1.69

2000
-----
Number of shares of common stock outstanding (in millions)               352.2       352.2       352.6       354.0        353.1
Additions to Income  (in millions)                                      $    -      $    1      $    5      $    4       $   10
Pro Forma Diluted Earnings Per Share
As Reported                                                             $ 0.29      $ 0.27      $ 0.29      $ 0.20       $ 1.05
As Reported from Continuing Operations                                  $ 0.27      $ 0.25      $ 0.27      $ 0.18       $ 0.97
From Operations                                                         $ 0.27      $ 0.25      $ 0.35      $ 0.20       $ 1.07

Basic Earnings Per Share (Pro Forma for 2000):
2001
-----
Number of shares of common stock outstanding (in millions)               338.7       340.1       340.4                    339.7
Basic Earnings Per Share Based on Consolidated Earnings
As Reported                                                             $ 0.53      $ 0.36      $ 0.69         $ -       $ 1.58
As Reported from Continuing Operations                                    0.52      $ 0.36      $ 0.69           -       $ 1.57
Adjustments for: Write-off of Chilean Investment                        $    -      $ 0.17      $    -         $ -       $ 0.17
                                                                    ----------- ----------- ----------- ----------- ------------
From Operations                                                         $ 0.52      $ 0.53      $ 0.69         $ -       $ 1.74
                                                                    =========== =========== =========== =========== ============

2000
-----
Number of shares of common stock outstanding (in millions)               338.7       338.7       338.7       338.7        338.7
Pro Forma Basic Earnings Per Share Based on Consolidated Earnings
As Reported                                                             $ 0.30      $ 0.27      $ 0.29      $ 0.20       $ 1.06
As Reported from Continuing Operations                                    0.28        0.25        0.27        0.18         0.98
Adjustment for Costs Related to Transitioning to a Public Company            -           -        0.08        0.02         0.10
                                                                    ----------- ----------- ----------- ----------- ------------
From Operations                                                         $ 0.28      $ 0.25      $ 0.35      $ 0.20       $ 1.08
                                                                    =========== =========== =========== =========== ============


                                           MIRANT CORPORATION AND SUBSIDIARIES
                                           FINANCIAL DATA BY GROUP (UNAUDITED)
                                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                                                                               Corporate and
                                                  Americas          Europe      Asia-Pacific   Eliminations       Consolidated
                                             ----------------  -------------  ---------------  --------------  ----------------
                                                2001     2000     2001  2000    2001    2000    2001    2000     2001     2000
                                                                              (in millions)
Operating Revenues
Generation and energy marketing              $ 7,695  $ 3,953     $201  $  -    $ 127    $123   $   -    $  -  $ 8,023  $ 4,076
Distribution & integrated utilities              154       43        -    71        -       -       -       -      154      114
Other                                              3        -              -        5       4       -       4        8        8
                                             ----------------  -------------  ---------------  --------------  ----------------
Total operating revenues                       7,852    3,996      201    71      132     127       -       4    8,185    4,198

Operating Expenses:
Cost of fuel, electricity and
  other products                               7,098    3,562      204     7        1       -       -       -    7,303    3,569
Depreciation and amortization                     65       38        1    17       33      32       1       2      100       89
Other operating expenses                         254      213        7    28       29      30      35      52      325      323
                                             ----------------  -------------  ---------------  --------------  ----------------
Total operating expenses                       7,417    3,813      212    52       63      62      36      54    7,728    3,981
                                             ----------------  -------------  ---------------  --------------  ----------------
Operating Income (Loss)                          435      183      (11)   19       69      65     (36)    (50)     457      217

Other Income (Expense)
Interest income (expense)                        (40)     (28)      (9)  (25)     (26)    (27)    (40)    (40)    (115)    (120)
Equity in income of affiliates                     1       23       24    28       13      18       -       -       38       69
Other                                              2       14        1     6        9      (4)     (3)     11        9       27
                                             ----------------  -------------  ---------------  --------------  ----------------
Income (Loss) From Continuing Operations
  Before Income Taxes and Minority Interest      398      192        5    28       65      52     (79)    (79)     389      193
Provision (Benefit) for Income Taxes             172       75       (7)    6        4       9     (32)     (5)     137       85
Minority Interest                                  4        4        -     3        8      10       6       -       18       17
                                             ----------------  -------------  ---------------  --------------  ----------------
Income (Loss) From Continuing Operations         222      113       12    19       53      33     (53)    (74)     234       91

Income From Discontinued Operations,
Net of Tax Benefit                                 -        -        -     -        -       -       -       7        -        7
                                             ----------------  -------------  ---------------  --------------  ----------------
Net Income (Loss)                            $   222  $   113     $ 12  $ 19    $  53    $ 33   $ (53)   $(67) $   234  $    98
                                             ================  =============  ===============  ==============  ================



                                              MIRANT CORPORATION AND SUBSIDIARIES
                                              FINANCIAL DATA BY GROUP (UNAUDITED)
                                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2001 AND 2000

                                                                                                  Corporate and
                                                  Americas          Europe     Asia-Pacific   Eliminations       Consolidated
                                            -----------------  -------------  -------------  --------------  ------------------
                                                2001     2000    2001   2000    2001   2000   2001    2000       2001     2000
                                                                         (in millions)
Operating Revenues
Generation and energy marketing             $ 23,353  $ 4,582    $211   $ (2)  $ 376   $369  $   -    $  -   $ 23,940  $ 4,949
Distribution & integrated utilities              334      126       -    263       -      -      -       -        334      389
Other                                              5        -              -      16     10      -       9         21       19
                                            -----------------  -------------  -------------  --------------  ------------------
Total operating revenues                      23,692    4,708     211    261     392    379      -       9     24,295    5,357

Operating Expenses:
Cost of fuel, electricity and other
 products                                     21,545    3,942     261     23       5      -      -       -     21,811    3,965
Depreciation and amortization                    182       87       1     58      98     97      3       2        284      244
Other operating expenses                         981      381      29     99      90     60    112      81      1,212      621
                                            -----------------  -------------  -------------  --------------  ------------------
Total operating expenses                      22,708    4,410     291    180     193    157    115      83     23,307    4,830
                                            -----------------  -------------  -------------  --------------  ------------------
Operating Income (Loss)                          984      298     (80)    81     199    222   (115)    (74)       988      527

Other Income (Expense)
Interest income (expense)                       (126)     (97)    (18)   (79)    (75)   (79)   (98)    (83)      (317)    (338)
Equity in income of affiliates                    12       27     116     56      36     49      -       -        164      132
Other                                              8       22       2     14      20     15      -      15         30       66
                                            -----------------  -------------  -------------  --------------  ------------------
Income (Loss) From Continuing Operations
  Before Income Taxes and Minority Interest      878      250      20     72     180    207   (213)   (142)       865      387
Provision (Benefit) for Income Taxes             375      104     (40)   (16)      7     (1)   (58)    (32)       284       55
Minority Interest                                  8        5       -     26      24     28     16       1         48       60
                                            -----------------  -------------  -------------  --------------  ------------------
Income (Loss) From Continuing Operations         495      141      60     62     149    180   (171)   (111)       533      272

Income From Discontinued Operations,
 Net of Tax Benefit                                -        -       -      -       -      -      5      20          5       20
                                            -----------------  -------------  -------------  --------------  ------------------
Net Income (Loss)                           $    495  $   141    $ 60   $ 62   $ 149   $180  $(166)   $(91)  $    538  $   292
                                            =================  =============  =============  ==============  ==================

------------------------------------------------------------------------------------------------------------------------------------
Energy Volumes
                                  North America
                          ---------------------------------------------------------------------------------
                             1st Quarter                2nd Quarter              3rd Quarter
                          --------------------------- -----------------------------------------------------
                            2001        2000  Change    2001      2000  Change    2001      2000  Change
                          --------------------------- ---------------- ------------------------- ----------
Power (MM MWh)                 65.6     54.2     21%     69.7    50.1      39%     91.6    63.3     45%
Power Produced (MM MWh)        21.0      6.0    250%     20.0     7.8     156%     22.1    10.6    108%
Natural Gas (Bcf/d)  (a)       12.8      8.9     44%     11.8     7.7      53%     13.1     8.9     47%

(a) Volumes include all volumes reported on GMS, including transfers between subsidiaries and intracompany transfers (2000 restated).
